Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement dated February 20, 2013

To

Prospectus dated July 2, 2012

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 2, 2012 (the “Prospectus”). This supplement includes and supersedes information contained in the prospectus supplement dated February 4, 2013 and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

INCREASE IN PUBLIC OFFERING PRICE

On January 31, 2013, we determined to increase our public offering price from $10.04 per share to $10.13 per share. This increase in the public offering price became effective as of our February 1, 2013 semi-monthly closing and was first applied to subscriptions received from January 16, 2013 through January 31, 2013. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

STATUS OF OUR INITIAL PUBLIC OFFERING

On December 17, 2012, we announced that we met our minimum offering requirement of $2.5 million in capital raised, admitted our initial public investors as stockholders and officially commenced operations. As of February 19, 2013, we received and accepted subscriptions in our offering for 1,200,853 shares of our common stock at an average price per share of $9.70, for corresponding gross proceeds of approximately $11.6 million, including shares purchased by our affiliates.

PORTFOLIO UPDATE

As of  February 19, 2013, our portfolio consisted of investments, acquired through primary and secondary market transactions at a weighted average purchase price of 99.00% of face value, in the secured loans of seven private U.S. companies with a weighted average EBITDA (a non-GAAP measure commonly used by lenders to evaluate a company’s profitability) of $52.3 million.(1) Presently, all of the investments in our portfolio are senior secured, floating-rate loans. Our estimated gross annual portfolio yield is 7.81%.

Further, as of  February 19, 2013, through a total return swap (more fully described below), we obtained the economic benefit of owning investments in senior secured, first lien, floating-rate loans of eighteen portfolio companies.(1)

DISTRIBUTIONS

On  February 15, 2013, our board of directors (the “Board”) declared two regular semi-monthly cash distributions of $0.029546 per share each (an annualized rate of 7.00% based on our current $10.13 per share public offering price).

Both of the regular semi-monthly cash distributions of $0.029546 per share will be paid on March 1, 2013, the first to shareholders of record on  February 15, 2013 and the second to shareholders of record on  February 28, 2013.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV.

The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

(1)	Some investments may be subject to settlement.

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RECENT DEVELOPMENTS

Total Return Swap

On December 17, 2012, Flatiron Funding, LLC (“Flatiron”), a newly-formed, wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (the “Company”), entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”). The agreements between Flatiron and Citibank, which collectively establish the TRS, are referred to herein as the TRS Agreement.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS and interest payments in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Flatiron under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of the lesser of (a) $150.0 million and (b) 140% of the aggregate amount of cash contributed to the equity capital of the Company during the first nine months of the TRS and not withdrawn during that period (the “Maximum Portfolio Amount”). Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay the debts of the Company.

Each individual loan must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If the Company does not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

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Citibank may terminate the TRS on or after December 17, 2013 (the “Call Date''). Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the Call Date will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the Call Date. Such monthly payments will equal the product of 60% of the Maximum Portfolio Amount, multiplied by 1.25% per annum. Other than during the first nine months and last 180 days of the term of the TRS, Flatiron may be required to pay a minimum usage fee in connection with the TRS.

In connection with the TRS, Flatiron has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and termination events, the TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days following delivery of notice thereof; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Flatiron or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10 million and 2% of the Company’s net asset value at such time; (d) a merger of Flatiron or the Company meeting certain criteria; (e) either the Company or Flatiron amending its constituent documents to alter its investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) the Company ceasing to be the sole owner of Flatiron; (g) the Company ceasing to be the manager of Flatiron or having authority to enter into transactions under the TRS on behalf of Flatiron, and not being replaced by an entity reasonably acceptable to Citibank; (h) CĪON Investment Management, LLC, or a successor acceptable to Citibank, ceasing to be the Company’s investment adviser or Apollo Investment Management, L.P. or an affiliate thereof, or a successor acceptable to Citibank, ceasing to be the sub-adviser to the Company; (i) Flatiron failing to comply with its investment strategy or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (j) Flatiron becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (k) the Company or Flatiron dissolves or liquidates; and (l) the Company violates certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act''), or the Company’s election to be regulated as a business development company (“BDC'') under the 1940 Act is revoked or withdrawn.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the Securities and Exchange Commission (the “SEC'').

Further, for purposes of Section 55(a) under the 1940 Act, the Company will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Management

Effective as of December 14, 2012, Joel S. Kress is no longer an executive officer of CĪON Investment Corporation.

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This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The last sentence of the last paragraph on page 1 of the Prospectus is hereby replaced with the following:

Prior to raising sufficient capital, we have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with EBITDA of greater than $50 million.

The eighth bulleted risk factor in the prospectus summary found on page 7 of the Prospectus is hereby replaced with the following:

•
The amount of distributions that we pay is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established any limit on the amount of funds we may use from net offering proceeds or borrowings to make distributions. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted assets.

The following sentences are hereby added as the second and third sentences in the second paragraph within the section entitled “Distributions” in the prospectus summary found on page 11 of the Prospectus:

We expect to fund our cash distributions from the net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We may also, but do not expect to, fund our cash distributions to stockholders from any sources of funds available, including offering proceeds and borrowings.

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RISK FACTORS

The third risk factor on page 33 of the Prospectus is hereby replaced with the following:

As required by the 1940 Act, a significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we intend to invest. Many of our investments will not be publicly traded or actively traded on a secondary market. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors as required by the 1940 Act.

Certain factors that may be considered in determining the fair value of our investments include investment dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. As a result, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. See “Determination of Net Asset Value.”

The first risk factor found on page 34 of the Prospectus is hereby replaced with the following:

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We may not achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation — Senior Securities.”

The second risk factor found on page 34 of the Prospectus is hereby replaced with the following:

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to stockholders from any sources of funds available, including net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies, as well as offering proceeds and borrowings. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder's basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder's basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all.

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The second paragraph within the risk factor entitled “If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed. ” found on pages 35-36 of the Prospectus is replaced with the following:

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to CIM under the investment advisory agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of internalizing our management functions are higher than the expenses we avoid paying to CIM, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our management functions, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances. In recent years, management internalization transactions have been the subject of stockholder litigation. Stockholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

The first paragraph within the second risk factor entitled “Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment ” found on page 41 of the Prospectus is hereby replaced with the following:

We intend to invest in the following types of loans of private and thinly traded U.S. middle market companies.

The first risk factor found on page 42 of the Prospectus is hereby replaced with the following:

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior secured loans, including unitranche loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment or distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any payments or distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

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The second risk factor found on page 42 of the Prospectus is hereby replaced with the following:

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

The second risk factor found on page 49 of the Prospectus is hereby replaced with the following:

The common stock sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase common stock in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your common stock. We are not obligated to complete a liquidity event by a specified date; therefore it will be difficult for you to sell your common stock.

The common stock offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common stock being repurchased. However, there can be no assurance that we will complete a liquidity event within such time or at all. See “Share Repurchase Program” for a detailed description of our share repurchase program. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event.

In making the decision to apply for listing of our common stock, our board of directors will try to determine whether listing our common stock or liquidating our assets will result in greater value for our shareholders. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of CIM and market conditions for the sale of our assets or listing of our common stock and the potential for shareholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. If our common stock is listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

The first risk factor found on page 50 of the Prospectus, entitled “We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your common stock ” is hereby removed.

ESTIMATED USE OF PROCEEDS

The second paragraph found on page 55 of the Prospectus is hereby replaced with the following:

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. middle-market companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the common stock we are registering. If we sell only a portion of the common stock we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies.

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING RESULTS

The last sentence of the fourth paragraph in the section entitled “Discussion of the Company's Expected Operating Results — Overview” on page 58 of the Prospectus is hereby replaced with the following:

Prior to raising sufficient capital, we have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with EBITDA of greater than $50 million, subject to liquidity and diversification constraints.

The following sentences are hereby added as the second and third sentences in the fourth paragraph within the section entitled “Discussion of the Company's Expected Operating Results — RIC Status and Distributions” found on page 61 of the Prospectus:

We expect to fund our cash distributions from the net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We may also, but do not expect to, fund our cash distributions to stockholders from any sources of funds available, including offering proceeds and borrowings.

INVESTMENT OBJECTIVE AND STRATEGY

The last sentence of the fifth paragraph in the section entitled “Investment Objective and Strategy — CĪON Investment Corporation” on page 69 of the Prospectus is hereby replaced with the following:

Prior to raising sufficient capital, we have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with EBITDA of greater than $50 million, subject to liquidity and diversification constraints.

The last paragraph in the section entitled “Investment Objective and Strategy — About CIM” on page 70 of the Prospectus is hereby supplemented and amended by replacing the first sentence with the following:

   All new investments will require the unanimous approval of CIM's investment committee, which is currently comprised of Messrs. Gatto, Reisner and Giovani.

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SUITABILITY STANDARDS

This section is amended by deleting the entire paragraph designated “Kansas” found on page 143 of the Prospectus, and replacing it with the following paragraph:

Kansas – It is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

This section is further amended by deleting the entire paragraph designated “Massachusetts,” found on page 143 of the Prospectus, and replacing it with the following paragraph:

Massachusetts — It is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their net worth in this program and in other illiquid business development companies or direct participation programs.

This section is further amended by adding the following paragraph following the paragraph designated “North Dakota” on page 144 of the Prospectus:

Ohio — It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded direct purchase programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

This section is further amended by adding the following paragraph following the paragraph designated “Tennessee” on page 144 of the Prospectus:

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

This section is further amended by replacing the first sentence of the second full paragraph on page 144 of the Prospectus with the following sentence:

Our sponsor, those selling shares on our behalf and selected broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor.

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FORM OF SUBSCRIPTION AGREEMENT

This supplement amends and supplements the Prospectus by replacing in its entirety the Form of Subscription Agreement beginning on page A- 2 of the Prospectus, with the revised Form of Subscription Agreement appended hereto.

QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD
ENDED SEPTEMBER 30, 2012

On November 14, 2012, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 with the SEC, a copy of which is appended hereto.

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 FORM OF

SUBSCRIPTION AGREEMENT

CĪON INVESTMENT CORPORATION

INSTRUCTIONS TO INVESTORS & SUBSCRIPTION AGREEMENT

Please read carefully the Prospectus, as amended and supplemented, relating to the sale of shares of common stock (the “Shares”) in CĪON Investment Corporation (sometimes referred to herein as the “Company”) and all Exhibits thereto (the “Registration Statement”) before deciding to subscribe. This Offering is limited to investors who certify that they meet all of the qualifications set forth in the Prospectus (each, an “Investor”). If you meet these qualifications and desire to purchase our common stock, then please complete, execute and deliver the entire Subscription Agreement (as completed and signed) to the address provided below.

You should examine this type of investment in the context of your own needs, investment objectives and financial capabilities and should make your own independent investigation and decision as to the risk and potential gain involved. Also, you are encouraged to consult with your own attorney, accountant, financial consultant or other business or tax advisor regarding the risks and merits of the proposed investment.

PRE-ESCROW BREAK

Until we have raised the minimum offering amount of $2,500,000, your broker-dealer or registered investment adviser should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “UMB Bank, N.A., as escrow agent for CĪON Investment Corporation” to ICON Capital, LLC, the Administrator, at the following address:

Regular Mail: ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476	Overnight: ICON Capital, LLC c/o DST Systems 430 West 7 th Street Kansas City, MO 64105 Tel: (800) 343-3736

Upon receipt of a signed Subscription Agreement, verification of your investment qualifications, and acceptance of your subscription by the Company (which reserves the right to accept or reject a subscription for any reason whatsoever), the Company will execute the Subscription Agreement and notify you of the receipt and acceptance of your subscription. In no event may a subscription for Shares be accepted until at least five (5) business days after the date the subscriber receives the final prospectus. The Company may accept or reject any subscription in whole or in part for a period of fifteen (15) days after receipt of the Subscription Agreement and any other subscription documents requested by the Company, verification of your investment qualifications and payment in full. Any subscription not accepted within fifteen (15) days of receipt will be deemed rejected. If rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Important Note:  In all cases, the person or entity actually making the investment decision to purchase common stock should complete and sign the Subscription Agreement. For example, if the investor purchasing common stock is a retirement plan for which investments are directed or made by a third party trustee, then that third party trustee must complete the Subscription Agreement rather than the beneficiaries under the retirement plan. This also applies to trusts, custodial accounts and similar arrangements. You must list your principal place of residence rather than your office or other address on the signature page to the Subscription Agreement so that the Company can evaluate compliance with appropriate securities laws. If you wish correspondence sent to an address other than your principal residence, please provide such mailing address in “Item 2. — Investor Information.”

POST-ESCROW BREAK

Once we have raised $2,500,000 from persons who are not affiliated with us or our investment adviser, your broker-dealer or registered investment adviser should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “CĪON Investment Corporation” to ICON Capital, LLC, the Administrator, at the following address:

Regular Mail: ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476	Overnight: ICON Capital, LLC c/o DST Systems 430 West 7 th Street Kansas City, MO 64105 Tel: (800) 343-3736

CĪON Investment Corporation

SUBSCRIPTION AGREEMENT

1. INVESTMENT INFORMATION
Check One:
Amount of Subscription:$______________________________	☐ Initial Investment
(minimum initial investment of $5,000)	☐ Additional Purchase (minimum of $500)
☐ Advisory/Registered Investment Adviser/Other Net of Commissions Purchase

2. INVESTOR INFORMATION
Print name(s) and address exactly as they are to be registered on the account.
Individual/Beneficial Owner
Name of Investor/Beneficial Owner		Social Security or Tax ID Number (required)
Street Address (required)		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional Mailing Address
City	State	Zip Code

Joint Owner
Name of Co-Investor (if applicable)		Social Security or Tax ID Number (required)
Street Address (required)		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional Mailing Address
City	State	Zip Code

Trust or Other Custodial Arrangement
Name of Trust		Tax ID Number (required)
Name(s) of Trustee(s)/Custodian(s)
Name(s) of Beneficial Owner(s)/Beneficiary(ies)	Date Trust/Account Established
Custodian/Brokerage Acct. Number	Phone Number
Street Address (required)
City	State	Zip Code

Corporation/Partnership/Other
Entity Name		Tax ID Number (required)
Entity Type (If Corporation, indicate “C” or “S” Corp.)		Date of Entity Formation
Street Address (required)
City	State	Zip Code
Phone Number	Name(s) of Officer(s), General Partner or Authorized Person(s)

Citizenship:
Select one.	☐ U.S. citizen	☐ U.S. citizen residing outside the U.S. Country:__________________________	☐ Resident Alien	☐ Non resident Country:__________________________
Select one.	Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO
___________________________________________________________________________

3. FORM OF OWNERSHIP
Non-Custodial Ownership	Custodial Arrangement ( owner and custodian signature required )
☐ Individual ( one signature required )	Third Party Administered Custodial Plan ( new IRA accounts will require an additional application )
☐ Joint Tenants with Right of Survivorship ( all parties must sign )	☐ IRA ☐ ROTH IRA ☐ SEP ☐ KEOGH
☐ Community Property ( all parties must sign )	☐ OTHER
☐ Tenants in Common ( all parties must sign )	Name of Custodian
☐ Uniform Gift/Transfer to Minors (UGMA/UTMA) Under the UGMA/UTMA of the State of	Mailing Address
☐ Qualified Pension or Profit Sharing Plan ( Include Plan Documents )	City State Zip
☐ Trust ( Include title and signature pages of Trust Documents )
☐ Corporation or Partnership ( Include Corporate Resolution or Partnership Agreement, as applicable; authorized signature required )
☐ Other ( Include title and signature pages )
For Individual Ownership or JTWROS Only: Transfer Upon Death (optional) ☐

4. DISTRIBUTIONS
I hereby subscribe for Shares of CĪON Investment Corporation and elect the distribution option indicated below: ( IRA accounts may not direct distributions without the custodian’s approval )
☐ I choose to participate in CĪON Investment Corporation’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 2.	☐ I choose to have distributions mailed to me at the following address:

*       Each investor that elects to have his or her distributions reinvested in CĪON Investment Corporation’s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

** Please attach a pre-printed, voided check.

I authorize CĪON Investment Corporation or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify CĪON Investment Corporation in writing to cancel it. In the event that CĪON Investment Corporation deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

Name of Financial Institution	Mailing Address
City	State	Zip Code
Your Bank’s ABA Routing Number	Your Account Number	Account Type ☐ Checking ☐ Savings ☐ Brokerage
The deposit services above cannot be established without a pre-printed, voided check. For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature of Individual/Trustee/Beneficial Owner		Signature of Co-Investor/Trustee

5. ELECTRONIC DELIVERY FORM (OPTIONAL)
In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.cioninvestmentcorp.com its monthly, quarterly and annual reports, supplements, announcements or other documents required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. Any documents not uploaded and made readily available on the website will be e-mailed to the address identified below. (Any investor who elects this Electronic Delivery option must provide a valid e-mail address, and such investor shall be responsible for notifying the Company in writing should such account relating to the e-mail address be terminated or changed.)

The e-mail address for receipt of notifications as outlined above is:
Please print e-mail address clearly Signature Date: Print Name

6. SUBSCRIBER SIGNATURES
In order to induce CĪON Investment Corporation to accept this subscription, I hereby represent and warrant as follows:
( A power of attorney may not be granted to any person to make such representations on behalf of investor(s).) Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of an Investor.

Each investor must initial each representation.

	Investor	Co-Investor
a) I have received the final Prospectus of CĪON Investment Corporation at least five business days before signing the Subscription Agreement.	Initials	Initials
b)      I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”
	Initials	Initials
c) I am (we are) purchasing Shares for my (our) own account.	Initials	Initials
d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials	Initials
e)      I am either purchasing the Shares for my own account, or if I am purchasing Shares on behalf of a trust or other entity of which I am trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.
	Initials	Initials
f) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and other similar programs.	Initials	Initials
g) If I am (we are) a resident of California, I (we) certify that I (we) must limit my (our) investment in the Company to 10% of my (our) net worth (excluding home, home furnishings and automobiles).	Initials	Initials
h)      If I am (we are) a resident of Iowa, I (we) certify that I (we) have either (1) a net worth of $100,000 and annual gross income of $100,000; or (2) a liquid net worth of $350,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.
	Initials	Initials
i)       If I am (we are) a resident of Kansas, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
	Initials	Initials
j)       If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000; or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.
	Initials	Initials
k)      If I am (we are) a resident of Maine, I (we) certify that my (our) aggregate investment in this offering and similar offerings will not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
	Initials	Initials
l)       If I am (we are) a resident of Massachusetts, I (we) certify that my (our) aggregate investment in the Company and other illiquid business development companies or direct participation  programs does not exceed 10% of my (our) liquid net worth.
	Initials	Initials
m)     If I am (we are) a resident of Nebraska, I (we) certify that I (we) have: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) I (we) will not invest more than 10% of my (our) net worth in the Company.
	Initials	Initials
n)      If I am (we are) a resident of New Jersey, I (we) certify that I (we) have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) liquid net worth of $300,000. Additionally, I (we) certify that my (our) total investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.
	Initials	Initials
o)      If I am (we are) a resident of New Mexico, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.
	Initials	Initials

	Investor	Co-Investor
p)      If I am (we are) a resident of North Dakota, I (we) certify that I (we) (1) have a net worth of at least ten times my (our) investment in the Company and its affiliates and (2) meet one of the established net income/net worth or net worth suitability standards.
	Initials	Initials
q)      If I am (we are) a resident of Ohio, I (we) certify that my (our) investment in the Company, affiliates of the Company, and in other non-traded direct purchase programs does not exceed 10% of my (our) liquid net worth, exclusive of home, home furnishings and automobiles.
	Initials	Initials
r) If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth, exclusive of home, home furnishings and automobiles.	Initials	Initials
s)       If I am (we are) a resident of Tennessee, I (we) certify that I (we) have a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or a minimum net worth of $500,000 exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth.
	Initials	Initials
t)       If I am (we are) a resident of Texas, I (we) certify that I (we) have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.
	Initials	Initials

SUBSTITUTE IRS FORM W-9 CERTIFICATION
The Investor signing below, under penalties of perjury, certifies that (i) the number shown on this subscription agreement is its correct taxpayer identification number (or it is waiting for a number to be issued to it) and (ii) it is not subject to backup withholding either because (A) it is exempt from backup withholding, (B) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified it that it is no longer subject to backup withholding, and (iii) it is a U.S. person for federal tax purposes (including a U.S. resident alien).

YOU MUST CROSS OUT CLAUSE (ii) IN THIS CERTIFICATION AND THE “SUBJECT TO BACKUP WITHHOLDING” BOX IN SECTION TWO SHOULD BE CHECKED IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.

The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company, as supplemented and amended, which supplements and amendments are available at www.sec.gov , not less than five (5) business days prior to the signing of this Subscription Agreement. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion.

You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at least five business days after the date you have received a final Prospectus.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal or other illegal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how we perform. We do not intend to list our Shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in our Shares to develop. As a result, you should not expect to be able to resell your Shares regardless of how we perform. If you are able to sell your Shares, you will likely receive less than the purchase price that you paid for your Shares. We intend to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until we complete a liquidity event, which we intend to seek to complete within five years following the completion of our offering stage. There is no assurance that we will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in Shares is not suitable for investors that require short-term liquidity.

Each Investor must sign.	Signature of Investor — OR — Beneficial Owner	Date / /
Custodian must sign on a custodial account.	Signature of Co-Investor — OR — Custodian — OR — Trustee	Date / /

Name of Investor/Trustee	SSN/TIN

7. INVESTOR REPRESENTATIVE INFORMATION & SIGNATURES
The broker, financial advisor or other investor representative (each an “Investor Representative”) signing below hereby warrants that it is duly licensed and may lawfully sell Shares in the state designated as the Investor’s legal residence or is exempt from such licensing.

Name of Participating Broker-Dealer or Financial Institution ☐ Check if recently employed by new Broker-Dealer or Financial Institution
Name of Broker/Financial Advisor/Other Investor Representative		Rep./Adviser Number
Mailing Address	☐ Check if updated address
City	State	Zip Code
Email Address		Telephone Fax

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the Investor is properly authorized and identified; (iii) has discussed such Investor’s prospective purchase of Shares with such Investor; (iv) has advised such Investor of all pertinent facts with regard to the liquidity and marketability of the Shares; (v) has delivered a current prospectus and related amendments and supplements, if any, to such Investor; (vi) no sale of Shares shall be completed until at least five (5) business days after the date the Investor receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor, that such Investor meets the suitability standards applicable to such Investor set forth in the prospectus (as amended or supplemented as of the date hereof), and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity, acting in its capacity as agent, broker, financial advisor or other investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the Investor(s) identified in this document.

I understand this Subscription Agreement is for the offering of CĪON Investment Corporation

Signature of Broker/Financial Advisor/Other Investor Representative	Date
Signature of Branch Manager (if required)	Date

8. INVESTOR INSTRUCTIONS
☐ By Mail  – Checks should be made payable to “UMB Bank, N.A., as escrow agent for CĪON Investment Corporation,” or after the company meets the minimum offering requirements, checks should be made payable to “CĪON Investment Corporation”

☐ By Wire Transfer – UMB Bank, N.A., ABA Routing #101000695, CĪON Investment Corporation, Account #9871976041. Forward this subscription agreement to the address listed below.
☐ By Asset Transfer
☐ Custodial Accounts – Forward this Subscription Agreement directly to the custodian.
MAILING INSTRUCTIONS
REGULAR MAIL ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476 Tel: (800) 343-3736	OVERNIGHT ICON Capital, LLC c/o DST Systems 430 West 7 th Street Kansas City, MO 64105 Tel: (800) 343-3736

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF
UNCERTIFICATED SHARES OF COMMON STOCK
Containing the Information Required by Section 2-211 of the
Maryland General Corporation Law

To: Stockholder

From: CĪON Investment Corporation

Shares of Common Stock, $0.001 par value per share

CĪON Investment Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you about certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue Shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the Shares of each class of stock that the Corporation has authority to issue, the differences in the relative rights and preferences between the Shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Quarterly Period Ended September 30, 2012

or

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from ______________to_________________

Commission File Number: 000-54755

CĪON Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	45-3058280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York	10016
(Address of principal executive office)	(Zip Code)

(212) 418-4700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐

Non-Accelerated Filer ☒ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 13, 2012 was 111.11.

CĪON INVESTMENT CORPORATION

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

CĪON Investment Corporation
Balance Sheets

	September 30,	January 31,
	2012	2012
	(unaudited)

Assets

Cash and cash equivalents	$1,023	$1,000

Total assets	$1,023	$1,000

Liabilities and Stockholder's Equity

Other liabilities	$23	$-

Commitments and contingencies (see Note 5)

Stockholder's equity:
Common stock, $0.001 par value; 500,000,000 shares authorized;
111.11 shares issued and outstanding	1	1
Capital in excess of par value	999	999

Total stockholder's equity	1,000	1,000

Total liabilities and stockholder's equity	$1,023	$1,000

Net asset value per share of common stock at period end	$9.00	$9.00

See accompanying notes to financial statements.

CĪON Investment Corporation
Statements of Operations
(unaudited)

	Three Months Ended September 30, 2012	Period from January 31, 2012 (Inception) through September 30, 2012

Operating expenses:
Adminstrative expenses	$3,000	$3,000

Total operating expenses	3,000	3,000
Less: expense reimbursement from IIG (1)	(3,000)	(3,000)

Net operating expenses	$-	$-

Per share information - basic and diluted
Weighted average shares outstanding - basic and diluted	111.11	111.11

(1) See Note 3 for a discussion of the expense reimbursement paid to the Company by ICON Investment Group, LLC, or IIG, and its affiliates.

See accompanying notes to financial statements.

CĪON Investment Corporation
Statement of Changes in Net Assets
(unaudited)

Period from January 31, 2012 (Inception) through September 30, 2012
Capital share transaction:
Issuance of common stock	$1,000
Net increase in net assets resulting from capital share transaction	1,000

Total increase in net assets	1,000
Net assets, beginning of period	-

Net assets, end of period	$1,000

See accompanying notes to financial statements.

CĪON Investment Corporation
Statement of Cash Flows
(unaudited)

Period from January 31, 2012 (Inception) through September 30, 2012
Cash flows from operating activities:
Changes in operating assets and liabilities:
Increase in other liabilities	$23

Net cash provided by operating activities	23

Cash flows from financing activities:
Issuance of common stock	1,000

Net cash provided by financing activities	1,000

Total increase in cash and cash equivalents	1,023
Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$1,023

See accompanying notes to financial statements.

CĪON INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 2012
(unaudited)

Note 1. Organization and Principal Business

CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. The Company has been inactive since that date except for routine matters relating to its organization and the registration of its shares of common stock, or Shares, with the Securities and Exchange Commission, or the SEC.  The initial capitalization of the Company of $1,000 was contributed by IIG, an affiliate and the sole shareholder of the Company (see Note 3). The Company filed a registration statement on Form N-2 to sell up to 100,000,000 Shares at an initial public offering price of $10.00 per share. The registration statement was declared effective by the SEC on July 2, 2012. The Company expects to commence operations upon raising gross proceeds of at least $2,500,000, or the minimum offering requirement, all of which must be from persons who are not affiliated with the Company or the Company’s investment adviser, CĪON Investment Management, LLC, or CIM, a registered investment adviser and affiliate of the Company.

The Company is a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company anticipates that its portfolio will be comprised primarily of investments in senior secured loans, including unitranche loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies.

The Company will be managed by CIM. CIM will oversee the management of the Company’s activities and will be responsible for making investment decisions for the Company’s portfolio. The Company and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser after the Company meets its minimum offering requirement.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or US GAAP, for interim financial information and pursuant to the rules and regulations of the SEC for Quarterly Reports on Form 10-Q.  In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for a fair presentation have been included. The accompanying financial statements should be read in conjunction with the balance sheet and notes thereto as of January 31, 2012 included in the Company’s Prospectus, or Prospectus, which was filed with the SEC on July 3, 2012.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits. The Company did not have cash equivalents at January 31, 2012.

Organization Costs

Organization costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs will be funded by IIG and its affiliates and there will be no liability for the organization costs to the Company until the Company has met the minimum offering requirement. The Company will expense organization costs when incurred, if and when IIG submits such costs for reimbursement. At September 30, 2012, IIG and its affiliates have incurred approximately $161,000 of organization costs, which may be subject to reimbursement by the Company. No additional organization costs have been incurred subsequent to September 30, 2012.

CĪON INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 2012
(unaudited)

Note 2. Summary of Significant Accounting Policies - continued

Offering Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the public offering of the Company’s Shares. All offering costs will be funded by IIG and its affiliates and there will be no liability for the offering costs to the Company until the Company has met the minimum offering requirement. The Company will capitalize offering costs when incurred and amortize them over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations, if and when IIG submits such costs for reimbursement. The unamortized balance of these costs will be reflected in the balance sheets as deferred charges, net. At September 30, 2012, IIG and its affiliates have incurred approximately $1,395,000 of offering costs, which may be subject to reimbursement by the Company. Through October 31, 2012, IIG and its affiliates have incurred approximately $1,398,000 of offering costs, which may be subject to reimbursement by the Company.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Transactions with Related Parties

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, CIM will be paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance, as defined in the Prospectus. As of September 30, 2012, no services have been performed by CIM, and no fees have been paid to date.

Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate ICON Capital Corp., or ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to both the Company and the equipment funds. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

The Company has entered into certain agreements with ICON Securities Corp., or ICON Securities, and ICON Capital, whereby the Company pays certain fees and reimbursements to these parties. ICON Securities is entitled to receive a 3% dealer manager fee from the gross offering proceeds from the sale of the Company’s Shares. The selling dealers are entitled to receive a sales commission of up to 7% of the gross offering proceeds. Such costs will be charged against capital in excess of par value when incurred.

CĪON INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 2012
(unaudited)

Note 3. Transactions with Related Parties - continued

ICON Capital will provide the Company with accounting, investor relations and other administrative services. The Company entered into an administration agreement with ICON Capital pursuant to which ICON Capital will furnish the Company with administrative services necessary to conduct its day-to-day operations. ICON Capital will be reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

The Company’s payment of organization and offering costs (including reimbursement of costs incurred by CIM and its affiliates) is capped at 1.5% of the gross proceeds from the offering. If the Company sells the minimum number of Shares at $10.00 per share, then the Company estimates that it may incur up to approximately $37,500 of expenses. If the Company sells the maximum number of Shares at $10.00 per share, then the Company estimates that it may incur up to approximately $15,000,000 of expenses. At September 30, 2012, IIG and its affiliates incurred organization and offering costs of approximately $1,556,000. Through October 31, 2012, IIG and its affiliates incurred organization and offering costs of approximately $1,559,000. Under the terms of the investment advisory agreement, after the Company meets the minimum offering requirement, CIM and certain of its affiliates, which includes IIG, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Except for this provision in the investment advisory agreement, there is no other agreement regarding the payment or reimbursement of any organization and offering costs funded by IIG or its affiliates. The decision to fund the Company’s organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, the Company may or may not be requested to reimburse any costs funded by IIG and its affiliates.

IIG and its affiliates may, but are not obligated to, cover certain of the Company’s expenses in an amount that is estimated to be sufficient to provide that, for tax purposes, the Company’s net investment income and net capital gains are equal to or greater than the cumulative distributions paid to shareholders in each quarter. This arrangement is designed to prevent any portion of distributions from representing a return of capital for shareholders. IIG and its affiliates have no obligation to reimburse any portion of these expenses, but have indicated that they may cover such expenses until they deem that the Company has achieved economies of scale sufficient to ensure that the Company can bear a reasonable level of expenses in relation to its income. The specific amount of expenses covered by IIG and its affiliates, if any, will be determined at the end of each quarter. During the three months ended September 30, 2012 and for the period from January 31, 2012 through September 30, 2012, the total expense reimbursement from IIG and its affiliates was $3,000 relating to certain administrative expenses. There can be no assurance that IIG and its affiliates will cover any portion of such expenses in the future.

On January 31, 2012 (Inception), the Company issued 111.11 Shares for an aggregate price of $1,000 or $9.00 per share to IIG, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees.

In June 2012, pursuant to a private placement, IIG subscribed to contribute an aggregate of $1,000,000 to purchase 111,111 Shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Further, in June 2012, pursuant to a private placement, Apollo Principal Holdings III, L.P., a subsidiary of Apollo, or APH III, subscribed to contribute an aggregate of $1,000,000 to purchase 111,111 Shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. The Shares subscribed for in the private placement will be issued by the Company upon the achievement of the minimum offering requirement as described in the Company’s Prospectus.

Note 4. Share Repurchase Program

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase Shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.

CĪON INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
September 30, 2012
(unaudited)

Note 4. Share Repurchase Program - continued

The Company currently intends to limit the number of Shares to be repurchased during any calendar year to the number of Shares it can repurchase with the proceeds it receives from the issuance of Shares pursuant to its distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase Shares. In addition, the Company will limit the number of Shares to be repurchased in any calendar year to 15% of the weighted average number of Shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of Shares that it offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such Shares at a price equal to 90% of the offering price in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the Code and the 1940 Act. While the Company intends to conduct quarterly tender offers as described above, it is not required to do so and may suspend or terminate the Share repurchase program at any time, upon 30 days’ notice.

Note 5. Commitments and Contingencies

The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

As used in this Quarterly Report on Form 10-Q, “we,” “us,” “our” or similar terms include CĪON Investment Corporation.

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Quarterly Report on Form 10-Q and our Prospectus, dated July 2, 2012, which was filed with the SEC on July 3, 2012. In addition to historical information, the following discussion and other parts of this Quarterly Report on Form 10-Q contain forward-looking information that involves risks and uncertainties.

Forward-Looking Statements

Some of the statements within this Quarterly Report on Form 10-Q may constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of the companies in which we may invest;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the use of borrowed money to finance a portion of our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;
•	the ability of CIM and AIM to locate suitable investments for us and the ability of CIM to monitor and administer our investments;
•	the ability of CIM and AIM and their respective affiliates to attract and retain highly talented professionals;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	our ability to source favorable private investments;
•	our tax status;
•	the effect of changes to tax legislation and our tax position;
•	the tax status of the companies in which we may invest; and
•	the timing and amount of distributions and dividends from the companies in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q and our Prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements on information available to us on the date of this Quarterly Report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Overview

We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011 and we expect to commence operations upon raising the minimum offering requirement, all of which must be from persons who are not affiliated with us, CIM or Apollo. We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. We intend to elect to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, including unitranche loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

We will be managed by CIM, our registered investment advisor. CIM will oversee the management of our activities and will be responsible for making investment decisions for our portfolio. We and CIM have engaged AIM to act as our investment sub-adviser after we meet our minimum offering requirement.

We will seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo, IIG and ICON Capital, in sourcing, evaluating and structuring transactions. We intend to focus primarily on the senior secured debt of private and thinly traded U.S. middle-market companies, which we define as companies that generally possess annual earnings before interest, tax, depreciation and amortization, or EBITDA, of $50,000,000 or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

Recent Accounting Pronouncements

We do not believe any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material adverse effect on our financial statements.

Results of Operations

As of September 30, 2012, we have not met the minimum offering requirement set forth in our Prospectus and have, therefore, not commenced our primary operating activities.  For the three months ended September 30, 2012 and for the period from January 31, 2012 (Inception) through September 30, 2012, we incurred administrative expenses of $3,000, which have been reimbursed by IIG and its affiliates. We did not have any other operating activities during such periods.

Financial Condition, Liquidity and Capital Resources

As of September 30, 2012, we have not met the minimum offering requirement set forth in our Prospectus and have, therefore, not commenced our primary operating activities.  As of September 30, 2012, we had $1,023 in cash equivalents.

We have not established sources of revenue sufficient to fund the development of our business and will rely on future sales of our Shares to provide us with sufficient capital to complete our business plan. See Note 3 to our financial statements for a discussion of the payment or reimbursement of our costs and expenses by certain of our affiliates during the development of our business.

We intend to generate cash primarily from the net proceeds of our ongoing continuous public offering, and from cash flows from interest, dividends, and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payments of our expenses and cash distributions to holders of our Shares. Immediately after we satisfy our minimum offering requirement, gross subscription funds from persons who are not affiliated with us, CIM or Apollo will total at least $2,500,000. In addition, in June 2012, pursuant to a private placement, IIG subscribed to contribute an aggregate of $1,000,000 to purchase 111,111 Shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Further, in June 2012, pursuant to a private placement, APH III subscribed to contribute an aggregate of $1,000,000 to purchase 111,111 Shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $4,500,000.

After meeting the minimum offering requirement, we will then sell our Shares on a continuous basis at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that Shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. In connection with each semi-monthly closing on the sale of Shares, our board of directors or a committee thereof is required to make the determination that we are not selling Shares at a price below our then current net asset value no later than 48 hours prior to the time that we price our Shares.

Prior to investing in debt securities, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

We may borrow funds to make investments, including before we have fully invested the proceeds of the offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Related Party Transactions

We have entered into an agreement with CIM to provide us with investment advisory services. Payments for investment advisory services under the investment advisory agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the average value of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance, as defined below. ICON Capital, and to the extent requested to provide such services and such services are so provided, CIM and AIM and their respective affiliates, may be reimbursed for administrative expenses incurred on our behalf.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our net realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation or appreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

We and CIM have engaged AIM to act as our investment sub-adviser after we meet our minimum offering requirement, as AIM possesses skills that we believe will aid us in achieving our investment objective. AIM will only assist CIM with identifying investment opportunities and will make investment recommendations for approval by CIM according to pre-established investment guidelines. On an annualized basis, AIM will receive 50% of the fees payable to CIM under the investment advisory agreement with respect to each year, which fees are payable to AIM quarterly in arrears.

ICON Capital will provide us with accounting, investor relations and other administrative services. We entered into an administration agreement with ICON Capital pursuant to which ICON Capital will furnish us with administrative services necessary to conduct our day-to-day operations. ICON Capital will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our investment advisory agreement, sub-advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our shareholders.

Distributions

We intend to authorize and declare distributions on a monthly basis and pay such distributions on a monthly or quarterly basis to our shareholders beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Any distributions to our shareholders will be declared and paid from assets legally available for distribution. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of Shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of Shares.

Commitments and Contingencies and Off-Balance Sheet Arrangements

Commitments and Contingencies

We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Off-Balance Sheet Arrangements

As of September 30, 2012, we did not have any off-balance sheet arrangements.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

There have been no material changes to the disclosures related to this item since the date of our Prospectus.

Item 4. Controls and Procedures

Evaluation of disclosure controls and procedures

In connection with the preparation of this Quarterly Report on Form 10-Q for the three months ended September 30, 2012, we carried out an evaluation, under the supervision and with the participation of our management, including our Co-Chief Executive Officers and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report pursuant to Rule 13a-15(b) and Rule 15d-15(b) of the Securities Exchange Act of 1934, as amended. Based on the foregoing evaluation, the Co-Chief Executive Officers and the Chief Financial Officer concluded that our disclosure controls and procedures were effective.

In designing and evaluating our disclosure controls and procedures, we recognized that disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Our disclosure controls and procedures have been designed to meet reasonable assurance standards. Disclosure controls and procedures cannot detect or prevent all error and fraud. Some inherent limitations in disclosure controls and procedures include costs of implementation, faulty decision-making, simple error and mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all anticipated and unanticipated future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with established policies or procedures.

Evaluation of internal control over financial reporting

There have been no changes in our internal control over financial reporting during the three months ended September 30, 2012 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition.

Item 1A. Risk Factors

There have been no material changes from the risk factors disclosed in our Prospectus.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

On January 31, 2012 (Inception), we were capitalized with the issuance to IIG of 111.11 Shares for an aggregate purchase price of $1,000. These Shares were purchased for investment and for the purpose of organizing us. We issued the Shares in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Our registration statement on Form N-2, as amended, was declared effective by the SEC on July 2, 2012 (SEC File No. 333-178646). Our offering period commenced on July 2, 2012.

Item 3. Defaults Upon Senior Securities

Not applicable.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Not applicable.

Item 6. Exhibits

Exhibit Number	Description of Document

3.1
Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit (A)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

3.2
Second Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K dated August 22, 2012 (File No. 814-00941)).

3.3
Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

4.1	Form of Subscription Agreement (Incorporated by reference to Appendix A to the Registrant’s Prospectus on Form 497 filed with the SEC on July 3, 2012 (File No. 333-178646)).

4.2
Distribution Reinvestment Plan (Incorporated by reference to Exhibit (E) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the SEC on February 17, 2012 (File No. 333-178646)).

10.1
Investment Advisory Agreement Between CĪON Investment Corporation and CĪON Investment Management, LLC (Incorporated by reference to Exhibit (G)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.2
Investment Sub-Advisory Agreement by and among CĪON Investment Management, LLC, CĪON Investment Corporation and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit (G)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.3
Administration Agreement by and between CĪON Investment Corporation and ICON Capital Corp. (Incorporated by reference to Exhibit (K)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.4
Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association. (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.5
Escrow Agreement by and among CĪON Investment Corporation, UMB Bank, N.A., and ICON Securities Corp. (Incorporated by reference to Exhibit (K)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.6
Dealer Manager Agreement by and among CĪON Investment Corporation, CĪON Investment Management, LLC, and ICON Securities Corp. (Incorporated by reference to Exhibit (H)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

31.1	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.

31.2	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.

31.3	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.

32.1	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.3	Certification of Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 13, 2012

CĪON Investment Corporation (Registrant)

By	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President (Principal Executive Officer)

By	/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President (Principal Executive Officer)

By /s/ Keith S. Franz
Keith S. Franz
Chief Financial Officer (Principal Financial and Accounting Officer)

16